World Funds Trust 485BPOS

Exhibit 99.(g)(6)

Dated: August 29, 2019

EXHIBIT A
TO THE CUSTODY AGREEMENT
BETWEEN WORLD FUNDS TRUST
AND FIFTH THIRD BANK

April 22, 2015
Amended as of September 20, 2017
Amended as of November 13, 2018
Amended as of February 20, 2019
Amended as of May 29, 2019
Amended as of August 29, 2019

Name of Fund	Date
Applied Finance Core Fund	April 22, 2015
Applied Finance Explorer Fund	April 22, 2015
Clifford Capital Partners Fund	November 10, 2015
Applied Finance Select Fund	April 21, 2016
DGHM MicroCap Value Fund	April 21, 2016
DGHM V2000 SmallCap Value Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (January) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (February) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (March) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (April) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (May) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (June) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (July) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (August) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (September) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (October) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (November) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Strategy (December) Fund	April 21, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (January) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (February) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (March) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (April) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (May) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (June) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (July) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (August) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (September) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (October) Fund	August 24, 2016
CBOE Vest S&P 500®,Enhanced Growth Strategy (November) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (December) Fund	August 24, 2016
The E-Valuator Very Conservative (0%-15%) RMS Fund	April 21, 2016
The E-Valuator Conservative (15%-30%) RMS Fund	April 21, 2016
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund	April 21, 2016
The E-Valuator Moderate (50%-70%) RMS Fund	April 21, 2016
The E-Valuator Growth (70%-85%) RMS Fund	April 21, 2016
The E-Valuator Aggressive Growth (85%-99%) RMS Fund	April 21, 2016
CBOE Vest S&P 500® Dividend Aristocrats Target Income Fund	July 14, 2017
CBOE Vest S&P 500® Enhance and Buffer Fund	July 14, 2017
Mission-Auour Global Risk Managed Equity Fund	September 20, 2017

SIM U.S. Core Managed Volatility Fund	September 20, 2017
SIM Global Core Managed Volatility Fund	September 20, 2017
SIM Global Moderate Managed Volatility Fund	September 20, 2017
SIM Global Equity Fund	September 20, 2017
SIM Income Fund	September 20, 2017
Rule One Fund	Fabruary 20, 2019
Applied Finance Dividend Fund	May 29, 2019
Clifford Capital Focused Small Cap Value Fund	August 28, 2019

Signatures:

WORLD FUNDS TRUST

By:
Name: David A Bogaert
Its: President

FIFTH THIRD BANK

By:
Name: Ryan Henrich
Its: Vice President